BENHAM U.S. TREASURY
                             AND AGENCY BOND FUNDS


                     Semiannual Report * September 30, 1995




                              [picture of the U.S.
                               Capitol building]





                      Short-Term Treasury and Agency Fund
                               Treasury Note Fund
                       Long-Term Treasury and Agency Fund



                        [company logo] The Benham Group
              Part of the Twentieth Century Family of Mutual Funds

                                    CONTENTS

   U.S. ECONOMIC REVIEW.................................  1

   MARKET SUMMARY.......................................  2

   SHORT-TERM TREASURY AND AGENCY FUND
   Performance Information..............................  4
   Performance Comparison & Portfolio Information.......  5
   Management Discussion & Portfolio Composition........  6
   Financial Highlights..................................21
   Financial Statements and Notes........................24
   Schedule of Investments...............................32

   TREASURY NOTE FUND
   Performance Information..............................  8
   Performance Comparison & Portfolio Information.......  9
   Management Discussion & Portfolio Composition.........10
   Financial Highlights..................................22
   Financial Statements and Notes........................24
   Schedule of Investments...............................33

   LONG-TERM TREASURY AND AGENCY FUND
   Performance Information...............................12
   Performance Comparison & Portfolio Information........13
   Management Discussion & Portfolio Composition.........14
   Financial Highlights..................................23
   Financial Statements and Notes........................24
   Schedule of Investments...............................34

   INVESTMENT FUNDAMENTALS
   Definitions...........................................16
   Portfolio Sensitivity Measures........................18
   The Yield Curve.......................................19
   Yield Spreads and Callability.........................20

                              U.S. ECONOMIC REVIEW
                                 JAMES M. BENHAM       [photo of James
                              Chairman of the Board        M. Benham]

Lower-than-expected inflation during the 12 months ended September 30, 1995, helped generate optimism in the U.S. financial markets. U.S. inflation, as measured by the consumer price index, increased at an annual rate of just 2.5% during the 12-month period. Corporate mergers, downsizing and global job competition kept labor costs low, and technological advances made U.S. workers more efficient, boosting U.S. productivity to a 10-year high.

[line graph data described below]

Slow economic growth also contributed significantly to the low inflation rate. The Federal Reserve (the Fed) achieved its goal of slow economic growth and low inflation, the so-called "soft landing." The Fed raised short-term interest rates seven times from February 1994 to February 1995 (see the accompanying graph) to slow the economy and prevent inflation. The higher interest rates caused slowdowns in auto, home and retail sales in the first quarter of 1995. Growth was even slower in the second quarter. U.S. employment suffered the biggest monthly jobs decline in four years, and industrial production declined for three consecutive months. As a result, real annual growth was just 1.3% in the second quarter.

Economic weakness was so pronounced by the summer of 1995 that the Fed reduced interest rates in early July. The Fed lowered the target for the federal funds rate from 6.00% to 5.75%, its first rate cut since September 1992. Despite this action, economic signals remained mixed through the third quarter. Signs of strength appeared in the housing and manufacturing sectors, but consumer confidence ebbed and retail sales lagged. As a result, the Fed left interest rates unchanged in August and September.

Despite a strong preliminary economic growth estimate for the third quarter, the jury is still out regarding the strength of the U.S. economy. Many analysts project that the economy could experience its smallest fourth-quarter growth rate since 1991. If tangible signs of economic weakness (such as low holiday season sales figures) appear and Congress and President Clinton agree on a meaningful budget deficit-reduction plan (one that would cut government spending and therefore inhibit economic growth), the Fed may cut short-term interest rates again before the end of the year.

[graph data]
                  Discount Rate             Fed Funds Rate
Oct-91            5                         5.21
Nov-91            4.5                       4.81
Dec-91            3.5                       4.43
Jan-92            3.5                       4.03
Feb-92            3.5                       4.06
Mar-92            3.5                       3.98
Apr-92            3.5                       3.73
May-92            3.5                       3.82
Jun-92            3.5                       3.76
Jul-92            3                         3.25
Aug-92            3                         3.3
Sep-92            3                         3.22
Oct-92            3                         3.1
Nov-92            3                         3.09
Dec-92            3                         2.92
Jan-93            3                         3.02
Feb-93            3                         3.03
Mar-93            3                         3.07
Apr-93            3                         2.96
May-93            3                         3
Jun-93            3                         3.04
Jul-93            3                         3.06
Aug-93            3                         3.03
Sep-93            3                         3.09
Oct-93            3                         2.99
Nov-93            3                         3.02
Dec-93            3                         2.96
Jan-94            3                         3.05
Feb-94            3                         3.25
Mar-94            3                         3.34
Apr-94            3                         3.56
May-94            3.5                       4.01
Jun-94            3.5                       4.25
Jul-94            3.5                       4.26
Aug-94            4                         4.47
Sep-94            4                         4.73
Oct-94            4                         4.76
Nov-94            4.75                      5.29
Dec-94            4.75                      5.45
Jan-95            4.75                      5.53
Feb-95            5.25                      5.92
Mar-95            5.25                      5.98
Apr-95            5.25                      6.05
May-95            5.25                      6.01
Jun-95            5.25                      5.98
Jul-95            5.25                      5.77
Aug-95            5.25                      5.75
Sep-95            5.25                      5.8
Oct-95            5.25                      5.97

                                 MARKET SUMMARY
                      TREASURY AND GOVT. AGENCY SECURITIES
          by Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 16-20).

Treasury Market Overview

U.S. Treasury securities rallied as interest rates declined throughout the six-month period ended September 30, 1995. The bond rally was due primarily to changing economic and inflationary conditions (see page 1), which led to market expectations of a more accommodative Fed monetary policy. Increased demand and a strengthening dollar also had a positive impact on the Treasury market.

[line graph described below]

In the second quarter, the driving force behind the bond market rally was the slowing U.S. economy. Economic growth was weak enough to spark speculation about a possible recession. With inflation remaining subdued, Treasury securities enjoyed significant price appreciation during the second quarter. In particular, bonds rallied substantially in mid-June and again in early July as the market anticipated an interest rate cut by the Fed at its July meeting. The prices of intermediate-term Treasury securities peaked during the second quarter, with their yields falling to their lowest levels so far this year. For example, the five-year Treasury note yield bottomed at 5.74% during the first week of July.

After the Fed lowered short-term interest rates as expected in July, several strong economic reports erased all thoughts of a recession and caused Treasury yields to retrace some of their declines from earlier in the year. As the third quarter wore on, mixed signals about the strength of the U.S. economy led to some volatility in the Treasury market, but for the most part Treasury securities resumed their rally. The prices of long-term Treasury securities gained slightly during the third quarter, while short- and intermediate-term Treasuries suffered slight price declines.

The Treasury market got a boost from increased demand during the period. A surge in the U.S. dollar's value relative to major foreign currencies, particularly the Japanese yen, reflected increased foreign purchases of U.S. dollars. Foreign investors typically invest these dollars in short- and intermediate-term Treasury securities.

[graph data]
                 3/31/95           9/30/95
1                 6.482             5.674
2                 6.778             5.851
3                 6.886             5.914
4                 6.9765            5.9645
5                 7.067             6.015
6                 7.1005            6.0545
7                 7.134             6.094
8                 7.1533            6.122
9                 7.1727            6.15
10                7.192             6.178
11                7.2039            6.1943
12                7.2158            6.2106
13                7.2277            6.2269
14                7.2396            6.2432
15                7.2515            6.2595
16                7.2634            6.2758
17                7.2753            6.2921
18                7.2872            6.3084
19                7.2991            6.3247
20                7.311             6.341
21                7.3229            6.3573
22                7.3348            6.3736
23                7.3467            6.3899
24                7.3586            6.4062
25                7.3705            6.4225
26                7.3824            6.4388
27                7.3943            6.4551
28                7.4062            6.4714
29                7.4181            6.4877
30                7.43              6.504

                                 MARKET SUMMARY
                      TREASURY AND GOVT. AGENCY SECURITIES
                       (Continued from the previous page)

Demand for long-term Treasury securities came from portfolio managers investing in mortgage-backed securities and corporate bonds. The steady decline in interest rates led to concerns about increased refinancing activity by homeowners and corporations looking for lower borrowing rates. Concerns about mortgage prepayments and bond calls* caused the durations* of mortgage-backed securities and corporate bonds to shorten, so portfolio managers purchased long-term Treasury securities to offset the decline in their portfolios' durations.

The drop in Treasury yields during the six-month period was consistent across the maturity spectrum, and this caused the Treasury yield curve* to shift downward (see the graph on page 2). The flatness of the yield curve suggests that the Treasury market has priced in further interest rate cuts by the Fed. At the beginning of 1995, the two-year Treasury note yield was 200 basis points* higher than the three-month Treasury bill yield; as of September 30, the difference was just 45 basis points.

Treasury Securities vs. Agency Securities

Yield spreads* between Treasury and government agency securities narrowed during the six-month period. Yield spreads were relatively steady during the first half of 1995, but volatility in the Treasury market led to yield spread fluctuations in the third quarter.

Agency yields typically track the movements of Treasury yields, but agencies can lag behind sudden rallies in the Treasury market. As a result, the Treasury rally in mid-June caused spreads to widen somewhat, but the subsequent rise in Treasury yields in July, as well as reduced Treasury volatility during the remainder of the third quarter, led to narrower yield spreads.

[line graph described below]

[graph data]
                  Treasury                  Agency
1                 5.69                      5.951
2                 5.867                     6.031
3                 5.931                     6.126
4                 5.98                      6.226
5                 6.029                     6.245
6                 6.062                     6.303
7                 6.094                     6.36
8                 6.126                     6.41
9                 6.158                     6.46
10                6.19                      6.51
11                6.206                     6.531
12                6.222                     6.552
13                6.238                     6.574
14                6.254                     6.595
15                6.27                      6.616
16                6.286                     6.637
17                6.302                     6.658
18                6.318                     6.68
19                6.334                     6.701
20                6.35                      6.722
21                6.366                     6.743
22                6.382                     6.764
23                6.398                     6.786
24                6.414                     6.807
25                6.43                      6.828
26                6.446                     6.849
27                6.462                     6.87
28                6.477                     6.892
29                6.493                     6.913
30                6.509                     6.934

                        SHORT-TERM TREASURY & AGENCY FUND
                             PERFORMANCE INFORMATION
                      For Periods Ended September 30, 1995


     Net Asset        30-Day              Average Annual Total Returns
    Value Range         SEC     ------------------------------------------------
 (4/1/95-9/30/95)      Yield      1 Year     3 Years    5 Years   Life of Fund
                                ------------------------------------------------
    $9.74-$9.91        5.48%       7.40%      4.26%       N/A        4.28%

The Fund commenced operations on September 8, 1992.

PLEASE NOTE: Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             PERFORMANCE DEFINITIONS

Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 21.

Dividends: All income dividends distributed by the Fund during the six months ended September 30, 1995, came from net income on direct investments in U.S. Treasury and agency securities. Interest income from these securities is not subject to state and local taxes in many states.

                        SIX-MONTH TOTAL RETURN BREAKDOWN
                     For the Period Ended September 30, 1995

             % From            % From Asset            Six-Month
             Income      +     Appreciation      =   Total Return

              2.84%      +         1.41%         =       4.25%

                        SHORT-TERM TREASURY & AGENCY FUND
                           SEC PERFORMANCE COMPARISON
     Comparative Performance of $10,000 Invested on 9/30/92 in the Fund and
      in the Lehman Brothers, Inc. 1- to 3-Year Government Securities Index
                                  [line graph]

[graph data]
                  Index             Fund
Sep-92            10000             10000
Oct-92            9943              9930
Nov-92            9928              9895
Dec-92            10021             9992
Jan-93            10126             10110
Feb-93            10206             10205
Mar-93            10238             10247
Apr-93            10300             10312
May-93            10275             10280
Jun-93            10352             10355
Jul-93            10374             10365
Aug-93            10460             10449
Sep-93            10494             10479
Oct-93            10517             10486
Nov-93            10519             10485
Dec-93            10561             10524
Jan-94            10626             10586
Feb-94            10561             10520
Mar-94            10508             10468
Apr-94            10468             10425
May-94            10482             10445
Jun-94            10509             10465
Jul-94            10603             10549
Aug-94            10638             10573
Sep-94            10614             10552
Oct-94            10638             10575
Nov-94            10593             10524
Dec-94            10614             10540
Jan-95            10758             10671
Feb-95            10904             10817
Mar-95            10965             10871
Apr-95            11063             10953
May-95            11252             11123
Jun-95            11313             11186
Jul-95            11358             11217
Aug-95            11426             11282
Sep-95            11482             11333

Past  performance  does not guarantee future results.

We have selected the Lehman Brothers, Inc. One- to Three-Year Government Securities Index to serve as the comparative index for the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 9/30/95 for the funds in Lipper's "Short U.S. Treasury Funds" category.
                                         1 Year         3 Years

         The Fund`s Total Return:        7.40%          4.26%
         Category Average Total Return:  7.86%          4.37%
         The Fund`s Ranking:             11 out of 17   5 out of 8

Total returns are based on historical performance and do not guarantee future results.

                            KEY PORTFOLIO STATISTICS

                                    9/30/95             3/31/95

         Market Value:              $35,029,918         $45,380,628
         Number of Issues:          7                   9
         Average Maturity:          1.84 years          1.74 years
         Average Coupon:            6.15%               7.33%
         Average Duration:          1.63 years          1.55 years

For definitions of these terms, see page 17.

                        SHORT-TERM TREASURY & AGENCY FUND
                              MANAGEMENT DISCUSSION
         with Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 16-20).

Q:       How did the Fund perform?

A: Like most fixed-income funds, the Fund benefited from the 1995 bond rally, but its performance lagged behind that of its peers. For the one-year period ended September 30, 1995, the Fund's total return was 7.40%, compared to the 7.86% average total return for the 17 funds in Lipper's "Short U.S. Treasury Funds" category over the same period. The Fund's total return for the six-month period ended September 30 was 4.25%. (See page 4 for more total return information and page 5 for more Lipper performance comparisons.)

         The Fund underperformed the Lipper average over the past year because it is more conservatively positioned than most of the funds in its peer group. The Fund's average maturity* typically hovers around two years, while many of its peers have average maturities of about three years. As a result, the Fund tends to outperform the category average in a declining market (such as in 1994), but the Fund's return tends to lag behind that of its peers during market rallies (such as in 1995).

Q:       How was the Fund positioned over the past six months?

A: We remained slightly defensive in the second quarter because of some lingering uncertainty about economic and inflationary conditions. We kept the Fund's duration* about 5% shorter than the duration of its benchmark, the Lehman Brothers, Inc. One- to Three-Year Government Securities Index. However, when it became clear that the economic environment was changing, we shifted our strategy. We took advantage of the brief market correction in July to extend the Fund's duration out to a neutral position relative to its benchmark (about 1.6 years). We maintained this neutral position through the end of the six-month period.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]

[graph data]                        [graph data]
9/30/95                             3/31/95
Treasury Notes: 66.3%               Treasury Notes: 68.2%
Agency Notes: 33.7%                 Agency Notes: 31.8%

For definitions of these security types, see page 16. The composition of the Fund's portfolio may change over time.

                        SHORT-TERM TREASURY & AGENCY FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

Q: Did the Fund's position in agency securities change much over the past six months?

A: Not really. The Fund's agency holdings fluctuated between 30% and 40% of the Fund's portfolio during the period. We're currently near the low end of that range because of narrow yield spreads* between short-term Treasury and agency securities, but the Fund's agency position was as high as 40% in June when widening spreads made agency securities more attractive. We reduced the Fund's agency holdings in August when spreads began to narrow.

Q:       Why is the Fund's  entire  agency  position  in Federal  Home Loan Bank
         (FHLB) securities?

A: There wasn't any specific strategy involved in purchasing only FHLB securities. We simply believed that the Fund's FHLB holdings had attractive total return characteristics. Supply was also a factor--among government agencies that issue state tax-exempt securities, FHLB has the most debt outstanding, and FHLB securities are actively traded in the secondary market.

Q: Looking ahead, what are your plans for the Fund over the next six months?

A: We plan to maintain the Fund's current neutral position. Economic conditions continue to be favorable for bonds, but we believe that the short-term Treasury market has already priced in the best possible outcome in terms of economic growth, inflation and the federal budget. Increased supply from upcoming Treasury auctions could also weigh heavily on the short-term Treasury market. In this environment, we feel that a somewhat defensive position is warranted for the Fund. However, if the two-year Treasury note yield climbs back to the 5.75%-6.00% level (from its current 5.50%), we will look to extend the Fund's duration.

                         COMPOSITION OF AGENCY HOLDINGS
                                  [pie charts]

[graph data]                                [graph data]
9/30/95                                     3/31/95
FHLB: 100%                                  TVA: 40.7%
                                            SLMA: 35.3%
                                            FHLB: 24.0%

FHLB = Federal Home Loan Bank             TVA = Tennessee Valley Authority
              SLMA = Student Loan Marketing Association

                               TREASURY NOTE FUND
                             PERFORMANCE INFORMATION
                      For Periods Ended September 30, 1995


     Net Asset        30-Day              Average Annual Total Returns
    Value Range         SEC     ------------------------------------------------
 (4/1/95-9/30/95)      Yield      1 Year      3 Years    5 Years    10 Years
                                ------------------------------------------------
   $10.01-$10.33       5.66%       9.62%       4.86%      7.94%       8.38%

The Fund commenced operations on May 16, 1980.

PLEASE NOTE: Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             PERFORMANCE DEFINITIONS

Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 22.

Dividends: All income dividends distributed by the Fund during the six months ended September 30, 1995, came from net income on direct investments in U.S. Treasury securities. Interest income from these securities is not subject to state and local taxes in many states.

                        SIX-MONTH TOTAL RETURN BREAKDOWN
                     For the Period Ended September 30, 1995

             % From            % From Asset            Six-Month
             Income      +     Appreciation      =   Total Return

              2.89%      +         3.03%         =       5.92%

                               TREASURY NOTE FUND
                           SEC PERFORMANCE COMPARISON
     Comparative Performance of $10,000 Invested on 10/1/85 in the Fund and in the Merrill Lynch 1- to 10-Year Intermediate-Term U.S. Treasury Index
                                  [line graph]

[graph data]
                  Index             Fund
Sep-85            10000             10000
Dec-85            10578             10818
Mar-86            11211             11795
Jun-86            11393             11855
Sep-86            11690             12142
Dec-86            11974             12508
Mar-87            12097             12574
Jun-87            12023             12168
Sep-87            11853             11696
Dec-87            12409             12369
Mar-88            12799             12776
Jun-88            12918             12844
Sep-88            13120             12997
Dec-88            13195             13019
Mar-89            13335             13131
Jun-89            14220             14007
Sep-89            14381             14119
Dec-89            14857             14572
Mar-90            14838             14525
Jun-90            15296             14969
Sep-90            15589             15264
Dec-90            16269             15913
Mar-91            16610             16209
Jun-91            16895             16458
Sep-91            17692             17244
Dec-91            18544             18100
Mar-92            18351             17817
Jun-92            19055             18542
Sep-92            19905             19395
Dec-92            19831             19288
Mar-93            20581             20019
Jun-93            20984             20402
Sep-93            21440             20805
Dec-93            21458             20814
Mar-94            21064             20389
Jun-94            20958             20238
Sep-94            21114             20398
Dec-94            21093             20326
Mar-95            21973             21110
Jun-95            23010             22042
Sep-95            23370             22360

Past  performance  does not guarantee future results.

We have selected the Merrill Lynch One- to Ten-Year Intermediate-Term U.S. Treasury Index to serve as the comparative index for the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 9/30/95 for the funds in Lipper's "Intermediate U.S. Treasury Funds" category.

                           1 Year        3 Years       5 Years      10 Years

The Fund`s Total Return:   9.62%         4.86%         7.94%        8.38%
Category Average
      Total Return:        10.54%        5.58%         8.33%        8.38%
The Fund`s Ranking:        12 out of 16  6 out of 6    4 out of 4   1 out of 1

Total returns are based on historical performance and do not guarantee future results.

                            KEY PORTFOLIO STATISTICS

                                    9/30/95             3/31/95

         Market Value:              $304,340,348        $300,857,539
         Number of Issues:          13                  13
         Average Maturity:          3.69 years          3.52 years
         Average Coupon:            6.89%               7.02%
         Average Duration:          3.02 years          2.72 years

For definitions of these terms, see page 17.

                               TREASURY NOTE FUND
                              MANAGEMENT DISCUSSION
         with Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 16-20).

Q:       How did the Fund perform?

A: Like most fixed-income funds, the Fund benefited from the 1995 bond rally, but its performance lagged behind that of its peers. For the one-year period ended September 30, 1995, the Fund's total return was 9.62%, compared to the 10.54% average total return for the 16 funds in Lipper's "Intermediate U.S. Treasury Funds" category over the same period. The Fund's total return for the six-month period ended September 30 was 5.92%. (See page 8 for more total return information and page 9 for more Lipper performance comparisons.)

         The Fund underperformed the Lipper average over the past year because it is more conservatively positioned than most of the funds in its peer group. The Fund's average maturity* typically hovers around four years, while many of its peers have average maturities of 5-10 years. As a result, the Fund tends to outperform the category average in a declining market (such as in 1994), but the Fund's return tends to lag behind that of its peers during market rallies (such as in 1995).

Q:       How was the Fund positioned over the past six months?

A: We remained slightly defensive in the second quarter because of some lingering uncertainty about economic and inflationary conditions. We kept the Fund's duration* about 5% shorter than the duration of its benchmark, the Merrill Lynch One- to Ten-Year Intermediate-Term U.S. Treasury Index. However, when it became clear that the economic environment was changing, we shifted our strategy. In June, we extended the Fund's average maturity and duration out to a neutral position relative to its benchmark. We achieved this neutral position by

                        PORTFOLIO COMPOSITION BY MATURITY
                                  [pie charts]

[graph data]                       [graph data]
9/30/95                            3/31/95
1-3 Years: 47.2%                   1-3 Years: 49.4%
3-5 Years: 33.8%                   3-5 Years: 43.3%
5-7 Years: 6.3%                    7-10 Years: 4.0%
7-10 Years: 7.8%                   10-30 Years: 3.3%
10-30 Years: 4.9%

The Fund invests primarily in U.S. Treasury notes. The Fund's weighted average portfolio maturity is typically one to ten years.

The composition of the Fund's portfolio may change over time.

                               TREASURY NOTE FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

         adding five- to seven-year Treasury notes to the Fund's portfolio. We maintained the Fund's neutral position through the end of the six-month period.

Q: In the last Fund report in March, you mentioned that you were structuring the Fund's portfolio to take advantage of a flattening Treasury yield curve.* Can you elaborate on this structure?

A: In May, we purchased a combination of one-year Treasury notes and 23-year STRIPS.* This barbell structure* was designed to maximize the Fund's yield and price appreciation in a flattening yield curve environment. The Fund's portfolio remained in this structure through the end of September.

Q: Looking ahead, what are your plans for the Fund over the next six months?

A: We plan to maintain the Fund's current neutral position. Economic conditions continue to be favorable for bonds, but we believe that the intermediate-term Treasury market has already priced in the best possible outcome in terms of economic growth, inflation and the federal budget. In this environment, we feel that the Fund's neutral position is somewhat defensive. However, if the five-year Treasury note climbs back to the 6.00%-6.40% level (from its current 5.70%), we will look to extend the Fund's duration.

         We have changed the Fund's structure since the end of the period. In mid-October, we locked in the gains earned from our barbell strategy and shifted the Fund's portfolio into a bullet structure* by purchasing four-year Treasury notes. This benefited the Fund as the Treasury yield curve steepened in late October. We expect the yield curve to steepen further through the end of the year.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]

[graph data]                        [graph data]
9/30/95                             3/31/95
Treasury Notes: 95.1%               Treasury Notes: 96.7%
Treasury Bonds: 3.5%                Treasury Bonds: 3.3%
STRIPS: 1.4%

For  definitions of these security  types,  see page 16.

The composition of the Fund's portfolio may change over time.

                        LONG-TERM TREASURY & AGENCY FUND
                             PERFORMANCE INFORMATION
                      For Periods Ended September 30, 1995


     Net Asset        30-Day              Average Annual Total Returns
    Value Range         SEC     ------------------------------------------------
 (4/1/95-9/30/95)      Yield      1 Year      3 Years    5 Years Life of Fund
                                ------------------------------------------------
    $9.10-$9.98        6.21%       21.57%       8.89%      N/A        8.32%

The Fund commenced operations on September 8, 1992.

PLEASE NOTE: Yields and total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price, yields and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

                             PERFORMANCE DEFINITIONS

Net Asset Value (NAV) Range indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

Yields are a way of showing the rate of income the Fund earns on its investments as a percentage of its share price. The 30-Day SEC Yield represents net investment income earned by the Fund over a 30-day period, expressed as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

Total Return figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. Average Annual Total Returns illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 23.

Dividends: All income dividends distributed by the Fund during the six months ended September 30, 1995, came from net income on direct investments in U.S. Treasury and agency securities. Interest income from these securities is not subject to state and local taxes in many states.

                        SIX-MONTH TOTAL RETURN BREAKDOWN
                     For the Period Ended September 30, 1995

             % From            % From Asset            Six-Month
             Income      +     Appreciation      =   Total Return

              3.12%      +         9.77%         =      12.89%

                        LONG-TERM TREASURY & AGENCY FUND
                           SEC PERFORMANCE COMPARISON
     Comparative Performance of $10,000 Invested on 9/30/92 in the Fund and
       in the Lehman Brothers, Inc. Long-Term Government Securities Index
                                  [line graph]

[graph data]
                  Index                     Fund
Sep-92            10000                     10000
Oct-92            9790                      9774
Nov-92            9835                      9854
Dec-92            10108                     10110
Jan-93            10396                     10385
Feb-93            10749                     10773
Mar-93            10775                     10767
Apr-93            10855                     10828
May-93            10891                     10852
Jun-93            11354                     11320
Jul-93            11544                     11538
Aug-93            12020                     12080
Sep-93            12059                     12114
Oct-93            12148                     12221
Nov-93            11834                     11877
Dec-93            11870                     11894
Jan-94            12154                     12184
Feb-94            11656                     11605
Mar-94            11143                     11076
Apr-94            11010                     10895
May-94            10934                     10790
Jun-94            10827                     10693
Jul-94            11198                     11015
Aug-94            11111                     10972
Sep-94            10760                     10619
Oct-94            10720                     10585
Nov-94            10788                     10646
Dec-94            10953                     10794
Jan-95            11237                     11047
Feb-95            11558                     11344
Mar-95            11659                     11436
Apr-95            11865                     11622
May-95            12780                     12480
Jun-95            12929                     12634
Jul-95            12720                     12406
Aug-95            13005                     12666
Sep-95            13247                     12910

Past  performance  does not guarantee future results.

We have selected the Lehman Brothers, Inc. Long-Term Government Securities Index to serve as the comparative index for the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.

                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on average annual total returns for the periods ended 9/30/95 for the funds in Lipper's "General U.S. Treasury Funds" category.
                                         1 Year         3 Years

         The Fund`s Total Return:        21.57%         8.89%
         Category Average Total Return:  15.27%         6.89%
         The Fund`s Ranking:             3 out of 14    2 out of 10

Total returns are based on historical performance and do not guarantee future results.

                            KEY PORTFOLIO STATISTICS

                                    9/30/95             3/31/95

         Market Value:              $76,119,300         $33,484,643
         Number of Issues:          7                   4
         Average Maturity:          21.82 years         21.42 years
         Average Coupon:            9.39%               9.92%
         Average Duration:          10.55 years         9.55 years

For definitions of these terms, see page 17.

                        LONG-TERM TREASURY & AGENCY FUND
                              MANAGEMENT DISCUSSION
         with Dave Schroeder, Vice President & Senior Portfolio Manager

NOTE: The terms marked with an asterisk (*) are defined in the Investment Fundamentals section (pages 16-20).

Q:       How did the Fund perform?

A: Like most fixed-income funds, the Fund benefited from the 1995 bond rally, and it was also one of the best performers in its peer group. For the one-year period ended September 30, 1995, the Fund's total return was 21.57%, compared to the 15.27% average total return for the 14 funds in Lipper's "General U.S. Treasury Funds" category over the same period. The Fund's total return for the six-month period ended September 30 was 12.89%. (See page 12 for more total return information and page 13 for more Lipper performance comparisons.)

         The Fund outperformed the Lipper average over the past year because its average maturity* was longer than that of its peer group. The Fund maintains an average maturity of 20 years or more, while most of its peers have average maturities of around 15 years. As a result, the Fund's return tends to lag behind the category average in a declining market (such as in 1994), but the Fund typically outperforms its peers during market rallies (such as in 1995).

Q:       How was the Fund positioned over the past six months?

A: We remained slightly defensive in the second quarter because of some lingering uncertainty about economic and inflationary conditions. We kept the Fund's duration* about 5% shorter than the duration of its benchmark, the Lehman Brothers, Inc. Long-Term Government Securities Index. However, when it became clear that the economic environment was changing, we shifted our strategy. We took advantage of the brief market correction in July to extend the Fund's average maturity and duration out to a neutral position relative to its benchmark. We maintained this neutral position through the end of the six-month period.

                        PORTFOLIO COMPOSITION BY MATURITY
                                  [pie charts]

[graph data]                       [graph data]
9/30/95                            3/31/95
10-20 Years: 31.5%                 10-20 Years: 35.2%
20-25 Years: 58.3%                 20-25 Years: 56.4%
25-30 Years: 10.2%                 25-30 Years: 8.4%

The Fund invests exclusively in long-term U.S. Treasury and government agency securities. The Fund's weighted average portfolio maturity is typically 20 to 30 years.

The composition of the Fund's portfolio may change over time.

                        LONG-TERM TREASURY & AGENCY FUND
                              MANAGEMENT DISCUSSION
                       (Continued from the previous page)

         To lengthen the Fund's average maturity and duration, we sold some of the Fund's callable Treasury bonds maturing in 2013 and purchased noncallable Treasury bonds maturing in 2020. We also took advantage of heavy cash flows into the Fund--the Fund's assets more than doubled during the six-month period--by investing the new money in 22- to 25-year Treasury bonds.

Q: Looking ahead, what are your plans for the Fund over the next six months?

A: We plan to maintain the Fund's current neutral position. Economic conditions continue to be favorable for bonds, but we believe that the long-term Treasury market has already priced in the best possible outcome in terms of economic growth, inflation and the federal budget. In this environment, we feel that the Fund's neutral position is somewhat defensive. However, if the 30-year Treasury bond yield climbs back to the 6.75%-7.00% level (from its current 6.25%), we will look to extend the Fund's average maturity and duration.

Q: For the past two years, the Fund has invested exclusively in Treasury securities. Do you expect this to continue over the next six months?

A: We have avoided agency securities over the past couple of years because the lack of issuance in the long-term maturity sector has kept yield spreads* at historically low levels. However, in late October we purchased a 30-year agency bond issued by the Tennessee Valley Authority (TVA). The bond constitutes about 8% of the Fund's portfolio and was purchased at a yield spread of 38 basis points over comparable Treasury bonds. Yield spreads between 30-year agency and Treasury bonds have typically ranged between 15 and 40 basis points, so we believe that the TVA bond offered a reasonable yield advantage. It also provides the potential for price appreciation if yield spreads narrow.

                     PORTFOLIO COMPOSITION BY SECURITY TYPE
                                  [pie charts]

[graph data]                       [graph data]
9/30/95                            3/31/95

Treasury Bonds: 100%               Treasury Bonds: 100%

For  definitions of these security  types,  see page 16.

The composition of the Fund's portfolio may change over time.

                             INVESTMENT FUNDAMENTALS
                                   DEFINITIONS

Security Types

Treasury Securities--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to ten years) and bonds (maturing in more than ten years).

Government Agency Securities--debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank, the Federal Home Loan Bank and the Federal National Mortgage Association). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

STRIPS--zero-coupon bonds (zeros) issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Unlike ordinary Treasury securities, which pay interest periodically, zeros pay no interest. Instead, these securities are issued at a deep discount and then redeemed for their full face value at maturity. When held to maturity, the entire return of a zero comes from the difference between its purchase price and its value at maturity.

Structured  Notes--a  broad  range of  securities  that fall  under the  general definition of "derivatives." They are usually variations on traditional securities, offering options such as floating rates (which are usually tied to an underlying index, like the three-month Treasury bill rate or the federal funds rate), call options (see page 20) or coupon "caps" and "floors" (maximum and minimum interest rates on floating-rate securities). Structured notes run the gamut from "safe" derivatives--conservative securities that closely resemble traditional debt securities--to "risky" derivatives such as inverse floaters, leveraged floaters and capped floaters.

Investment Terms

Basis Points--A basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

Coupon--the stated interest rate of a security.

                             INVESTMENT FUNDAMENTALS
                                   DEFINITIONS
                       (Continued from the previous page)

Portfolio Statistics

Market Value--the market value of a fund's investments on a given date.

Number of Issues--the number of different securities issuances held by a fund on a given date.

Average Maturity--a weighted average of all bond maturities in a fund's portfolio (see also page 18).

Average Coupon--a weighted average of all coupons held in a fund's portfolio.

Average Duration--a weighted average of all bond durations in a fund's portfolio (see also page 18).

Bond Portfolio Structures

Barbell Structure--a structure that overweights a portfolio in short- and long-term securities and underweights intermediate-term securities. This structure tends to outperform a bullet structure when yield curves are moving from steep to flat (short-term rates are rising faster than long-term rates, or long-term rates are falling faster than short-term rates). In a rising interest rate environment, the cash captures the higher short-term yields with little price depreciation. In a declining interest rate environment, the cash provides a relatively steady yield, while the long bonds produce more price appreciation than intermediate-term securities.

Bullet Structure--a structure that clusters a portfolio's bond maturities around a single maturity (usually an intermediate-term maturity). This structure tends to outperform a barbell structure when the yield curve is moving from flat to steep (long-term rates are rising faster than short-term rates, or short-term rates are falling faster than long-term rates). In a rising interest rate environment, intermediate-term securities experience significantly less price depreciation than long-term securities. In a declining interest rate environment, intermediate-term securities produce significantly more price appreciation than short-term securities.

Ladder Structure--a balanced structure that staggers bond maturities so they occur at regular intervals. This structure tends to be effective when interest rates are relatively stable, and it provides a regular schedule of maturing securities.

                             INVESTMENT FUNDAMENTALS
                         PORTFOLIO SENSITIVITY MEASURES

Duration

Duration measures the price sensitivity of a bond or bond fund to changes in interest rates. Specifically, duration represents the approximate percentage change in the price of a bond or bond fund if interest rates move up or down by 100 basis points (a basis point equals 0.01%). For example, as of September 30, 1995, the Short-Term Treasury and Agency Fund's duration was 1.6 years, while the Long-Term Treasury and Agency Fund's duration was 10.6 years. If interest rates were to rise by 100 basis points, the Short-Term Fund's share price would be expected to decline by 1.6%, while the Long-Term Fund's share price would decline by 10.6%. Conversely, if interest rates were to fall by 100 basis points, the Short-Term Fund's share price would be expected to increase by 1.6%, while the Long-Term Fund's share price would increase by 10.6%.

As this example illustrates, the longer the duration, the more bond or bond fund prices will move in response to interest rate changes. Therefore, portfolio managers generally want durations to be as long as possible when interest rates fall (to maximize bond price increases) and as short as possible when interest rates rise (to minimize bond price declines), taking into account the objectives of the portfolio.

Duration, measured in years, also approximates (but understates) the weighted average life of a bond or bond portfolio. To calculate duration, the future interest and principal payments are added together and weighted in proportion to their time value (early payments are valued more than later payments because early payments can be reinvested and compound additional returns).

Average Maturity

Average maturity is another measurement of the interest rate sensitivity of a bond portfolio. Average maturity measures the average amount of time that will pass until a bond portfolio receives its principal payments from matured bonds. The longer a portfolio's average maturity is, the more interest rate exposure and interest rate sensitivity it has. For example, a portfolio with a ten-year average maturity has much more potential exposure to interest rate changes than a portfolio with a one-year average maturity.

Portfolio managers generally lengthen average maturities when interest rates fall (to maximize exposure and capture as much price appreciation as possible) and reduce average maturities when interest rates rise (to minimize exposure and avoid as much price depreciation as possible), as long as this strategy is compatible with the objectives of the portfolio. Reducing the average maturity in a rising interest rate environment allows the portfolio manager to more quickly reinvest matured assets in higher-yielding securities.

                             INVESTMENT FUNDAMENTALS
                                 THE YIELD CURVE

One of the fundamental tenets of investing is the relationship between risks and returns--the greater the risks, the greater the chances of earning higher returns over time. The downside is the correspondingly higher potential for short-term losses--an investment that generates a high return probably has a greater likelihood of significant fluctuations in value or return, especially in the short run.

Bonds are no exception. The riskiest bonds--those with the greatest exposure to interest rate movements and price fluctuations--generally have the highest yields and returns over time but can experience severe short-term losses. On the other hand, bonds with less exposure to interest rate movements and less price fluctuation generally have lower yields and returns but are more stable.

The yield curve is a graphic representation of the relationship between bond risks and returns at a point in time. Yield curve graphs plot lengthening bond maturities (which represent risk because longer maturities increase risk) along the horizontal axis and rising yields (which represent return) on the vertical axis. Therefore, the lower left corner of yield curve graphs have the lowest risks and the lowest potential returns, while the upper right corners have the highest risks and the highest potential returns.

Yield curves can have several different shapes, depending on interest rate levels and the economic environment:

Normal (Upward Sloping) Yield Curve--a yield curve that shows a normal risk/return relationship--short-term securities have lower yields than long-term securities. Most normal yield curves start in the lower left corner of the graph and rise to the upper right corner.

Steep Yield Curve--a normal yield curve that shows a large difference between short-term yields and long-term yields. This typically occurs when the bond market is responding to inflation fears (causing high long-term bond yields) and the Fed hasn't raised short-term interest rates enough (or the economy hasn't slowed down enough) to quell those fears.

Flat Yield Curve--a yield curve that shows short-term securities having almost the same yields as long-term securities. This typically occurs after the Fed has raised short-term interest rates several times (to fight inflation when the economy is strong) or when the bond market expects the Fed to lower short-term interest rates (in a weaker economic environment).

Inverted Yield Curve--a yield curve that shows short-term securities having higher yields than long-term securities. This typically develops from a flat yield curve if the Fed continues to raise short-term interest rates (when the economy is strong) or if it fails to lower short-term rates when the market expects it to do so (in a weaker economic environment).

                             INVESTMENT FUNDAMENTALS
                          YIELD SPREADS AND CALLABILITY

Yield Spreads Between Government Agency and Treasury Securities

To determine whether or not to purchase government agency securities for the Short-Term and Long-Term Treasury and Agency Funds, the Funds' portfolio manager looks at the yield spreads between government agency securities and Treasury securities. Yield spreads are the difference between the yields of Treasury and agency securities with comparable maturities. Yield spreads are used to determine the relative values of the different securities.

In general, agency securities have higher yields than Treasury securities with comparable maturities because they have slightly more credit risk and are less liquid than Treasury securities. When yield spreads are considered to be narrow (i.e., agency securities yield little more than comparable Treasury securities), the portfolio manager will tend to avoid agency securities because their yields are not enough to compensate for the additional risk. Conversely, when yield spreads are considered to be wide (i.e., agency securities yield substantially more than comparable Treasury securities), the portfolio manager will tend to buy agency securities because yields are high enough to compensate for the additional risk. Wide yield spreads also enable the portfolio manager to enhance the Funds' yields.

Callability of Treasury and Government Agency Securities

Some Treasury and government agency securities are callable, which means they can be redeemed by the issuer before maturity. When interest rates fall, the U.S. Treasury and government agencies find it financially rewarding to refinance the bonds they've issued because they can reduce their monthly interest payments. If a security is callable, the agency can exercise a "call" option at a prearranged interval to refinance the security. Although calls are beneficial for government agencies, they can be detrimental for investors--calls shorten the life of a security and force the portfolio manager to reinvest in lower-yielding securities. To compensate for the additional risks associated with callability, yields for callable Treasury and agency securities are generally higher than for noncallable Treasury and agency securities.

                                        BENHAM SHORT-TERM TREASURY AND AGENCY FUND
                                                   FINANCIAL HIGHLIGHTS
                         For a Share Outstanding Throughout the Six Months Ended September 30 and
                                        the Years Ended March 31 (except as noted)
                                                        (Unaudited)
                                                                                     Sept. 30,    Mar. 31,     Mar. 31,   Mar. 31,
                                                                                       1995         1995         1994       1993+
                                                                                      -------      -------      -------    -------
PER-SHARE DATA
--------------
Net Asset Value at Beginning of Period..........................................       $9.73         9.86         10.04     10.00
  Income From Investment Operations
  Net Investment Income.........................................................         .28          .50           .36       .25
  Net Realized and Unrealized Gains (Losses) on Investments.....................         .13         (.13)         (.14)      .04
                                                                                       -----        -----         -----     -----
      Total Income From Investment Operations...................................         .41          .37           .22       .29
                                                                                       -----        -----         -----     -----
  Less Distributions
  Dividends from Net Investment Income..........................................        (.28)        (.50)         (.36)     (.25)
  Distributions from Net Realized Capital Gains.................................         .00          .00          (.03)      .00
  Distributions in Excess of Net Realized Capital Gains.........................         .00          .00          (.01)      .00
                                                                                       -----        -----         -----     -----
      Total Distributions.......................................................        (.28)        (.50)         (.40)     (.25)
                                                                                       -----        -----         -----     -----
Net Asset Value at End of Period................................................      $ 9.86         9.73          9.86     10.04
                                                                                       =====        =====         =====     =====
TOTAL RETURN*...................................................................        4.25%        3.85%         2.16%     2.79%
------------

SUPPLEMENTAL DATA AND RATIOS
------------------------------------
Net Assets at End of Period (in thousands)......................................    $ 35,645       56,090        24,929    14,889
Ratio of Expenses to Average Daily Net Assets...................................         .68%**       .67%          .58%      .00%
Ratio of Net Investment Income to Average Daily Net Assets......................        5.62%**      5.22%         3.53%     4.50%**
Portfolio Turnover Rate.........................................................      140.57%      140.82%       261.61%   157.79%

------------------------
+  From September 8, 1992 (commencement of operations), through March 31, 1993.
*  Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.
   See the  accompanying  notes  to  financial statements.

                                                 BENHAM TREASURY NOTE FUND
                                                   FINANCIAL HIGHLIGHTS
             For a Share Outstanding Throughout the Six Months Ended September 30 and the Years Ended March 31
                                                        (Unaudited)

                               Sept. 30,  Mar. 31,  Mar. 31,   Mar. 31,  Mar. 31,  Mar. 31,  Mar. 31,   Mar. 31,  Mar. 31,  Mar. 31,
                                 1995       1995      1994       1993      1992      1991      1990       1989      1988      1987
                                 -----      -----     -----      -----     -----     -----     -----      -----     -----     -----
PER-SHARE DATA
----------------
Net Asset Value at Beginning
 of Period.....................  $9.99       10.18     10.73     10.52     10.23       9.87      9.63      10.11     10.91    11.97
  Income From Investment Operations
  Net Investment Income........    .30         .53       .48       .56       .69        .75       .77        .76       .75      .71
  Net Realized and Unrealized Gains
    (Losses) on Investments....    .29        (.19)     (.27)      .69       .29        .36       .24       (.49)     (.60)    (.08)
                                ------       -----     -----     -----     -----      -----     -----      -----     -----    -----
  Total Income From Investment
    Operations.................    .59         .34       .21      1.25       .98       1.11      1.01        .27       .15      .63
                                ------       -----     -----     -----     -----      -----     -----      -----     -----    -----
  Less Distributions
  Dividends from Net
    Investment Income..........   (.30)       (.53)     (.48)     (.56)     (.69)      (.75)     (.77)      (.75)     (.92)    (.89)
  Distributions from Net
    Realized Capital Gains.....    .00         .00      (.06)     (.48)      .00        .00       .00        .00      (.03)    (.80)
  Distributions in Excess of
    Net Realized Capital Gains.    .00         .00      (.22)      .00       .00        .00       .00        .00       .00      .00
                                ------       -----     -----     -----     -----      -----     -----      -----     -----    -----
  Total Distributions..........   (.30)       (.53)     (.76)    (1.04)     (.69)      (.75)     (.77)      (.75)     (.95)   (1.69)
                                ------       -----     -----     -----     -----      -----     -----      -----     -----    -----
Net Asset Value at End of
    Period..................... $10.28        9.99     10.18     10.73     10.52      10.23      9.87       9.63     10.11    10.91
                                ======       =====     =====     =====     =====      =====     =====      =====     =====    =====
TOTAL RETURN+..................   5.92%       3.54%     1.85%    12.36%     9.92%     11.59%    10.61%      2.78%     1.60%    6.60%
------------
SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period
  (in thousands)..............$309,414     305,353   351,369   391,538   302,865    158,630    96,978     71,625    54,172   43,271
Ratio of Expenses to
  Average Daily Net Assets....     .53%*       .53%      .51%      .53%      .59%       .73%      .75%       .75%      .75%     .93%
Ratio of Net Investment Income to
  Average Daily Net Assets....    5.78%*      5.35%     4.50%     5.18%     6.55%      7.49%     7.66%      7.67%     7.36%    6.26%
Portfolio Turnover Rate.......   85.96%      92.35%   212.91%   299.29%   148.75%     69.72%   216.84%    386.46%   465.35%  395.91%

-----------------------
+ Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
* Annualized.
  See the  accompanying  notes  to  financial statements.


                                         BENHAM LONG-TERM TREASURY AND AGENCY FUND
                                                   FINANCIAL HIGHLIGHTS
                         For a Share Outstanding Throughout the Six Months Ended September 30 and
                                        the Years Ended March 31 (except as noted)
                                                        (Unaudited)
                                                                                     Sept. 30,    Mar. 31,     Mar. 31,   Mar. 31,
                                                                                       1995         1995         1994       1993+
                                                                                      -------      -------      -------    -------
PER-SHARE DATA
--------------
Net Asset Value at Beginning of Period..........................................     $  9.05         9.38         10.24     10.00
  Income From Investment Operations
  Net Investment Income.........................................................         .31          .60           .63       .39
  Net Realized and Unrealized Gains (Losses) on Investments.....................         .85         (.33)         (.27)      .24
                                                                                       -----        -----         -----     -----
      Total Income From Investment Operations...................................        1.16          .27           .36       .63
                                                                                       -----        -----         -----     -----
  Less Distributions
  Dividends from Net Investment Income..........................................        (.31)        (.60)         (.63)     (.39)
  Distributions from Net Realized Capital Gains.................................         .00          .00          (.45)      .00
  Distributions in Excess of Net Realized Capital Gains.........................         .00          .00          (.14)      .00
                                                                                       -----        -----         -----     -----
      Total Distributions.......................................................        (.31)        (.60)        (1.22)     (.39)
                                                                                       -----        -----         -----     -----
Net Asset Value at End of Period................................................     $  9.90         9.05          9.38     10.24
                                                                                       =====        =====         =====     =====
TOTAL RETURN*...................................................................       12.89%        3.25%         2.87%     6.48%
------------

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net Assets at End of Period (in thousands)......................................     $79,365       34,906        18,003    20,975
Ratio of Expenses to Average Daily Net Assets...................................         .68%**       .67%          .57%      .00%
Ratio of Net Investment Income to Average Daily Net Assets......................        6.32%**      6.84%         5.89%     7.18%**
Portfolio Turnover Rate.........................................................       61.53%      146.81%       200.34%    56.97%

-------------------------
+  From September 8, 1992 (commencement of operations), through March 31, 1993.
*  Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.
   See the accompanying notes to financial statements.

                                           STATEMENTS OF ASSETS AND LIABILITIES
                                                    September 30, 1995
                                                        (Unaudited)
                                                                                 Benham                               Benham
                                                                           Short-Term Treasury  Benham Treasury  Long-Term Treasury
                                                                             and Agency Fund       Note Fund       and Agency Fund
                                                                               ----------          --------          ----------
ASSETS
   Investment securities at value (cost of $34,804,084, $298,560,996,
     and  $72,032,331, respectively) (Note 4)............................. $  35,029,918         304,340,348        76,119,300
   Cash...................................................................             0             470,431         4,554,937
   Interest receivable....................................................       805,166           4,895,985           831,976
   Receivable for fund shares sold........................................        47,653             127,637           834,121
   Prepaid expenses and other assets......................................        11,361              15,371            11,369
                                                                             -----------         -----------        ----------
       Total assets.......................................................    35,894,098         309,849,772        82,351,703
                                                                             -----------         -----------        ----------
LIABILITIES
   Payable for securities purchased.......................................             0                   0         2,887,188
   Payable for fund shares redeemed.......................................        50,000               6,822                 0
   Dividends payable......................................................        36,967             296,632            54,706
   Payable to affiliates (Note 2).........................................        18,167             131,774            22,094
   Accrued expenses & other liabilities...................................       143,822                 293            22,469
                                                                             -----------         -----------        ----------
       Total liabilities..................................................       248,956             435,521         2,986,457
                                                                             -----------         -----------        ----------
NET ASSETS................................................................ $  35,645,142         309,414,251        79,365,246
                                                                             ===========         ===========        ==========
Net assets consist of:
   Capital paid in........................................................ $  35,443,687         315,429,329        77,224,831
   Net realized loss on investments.......................................       (24,379)        (11,793,367)       (1,946,554)
   Overdistributed net investment income..................................             0              (1,063)                0
   Net unrealized appreciation on investments (Note 4)....................       225,834           5,779,352         4,086,969
                                                                             -----------         -----------        ----------
   Net assets............................................................. $  35,645,142         309,414,251        79,365,246
                                                                             ===========         ===========        ==========
   Shares of beneficial interest outstanding (unlimited number of
      shares authorized)..................................................     3,616,152          30,084,698         8,014,232
                                                                             ===========         ===========        ==========
   Net asset value, offering price and redemption price per share.........       $  9.86              10.28               9.90
                                                                                   =====              =====               ====
----------------------
See the accompanying notes to financial statements.

                                                 STATEMENTS OF OPERATIONS
                                        For the Six Months Ended September 30, 1995
                                                        (Unaudited)
                                                                                 Benham                               Benham
                                                                           Short-Term Treasury  Benham Treasury  Long-Term Treasury
                                                                             and Agency Fund       Note Fund       and Agency Fund
                                                                               ----------          --------          ----------
Investment Income
   Interest Income........................................................$    1,455,261           9,803,806         1,552,198
                                                                             -----------         -----------        ----------
Expenses (Note 2)
   Investment advisory fees...............................................        64,417             434,319            61,091
   Administrative fees....................................................        22,420             151,121            21,251
   Transfer agency fees...................................................        26,175             145,426            34,390
   Printing and postage...................................................         4,330              33,203             4,089
   Custodian fees.........................................................         8,739              23,769             8,435
   Auditing and legal fees................................................         1,271               6,230             1,118
   Registration and filing fees...........................................        18,640              11,493            26,889
   Directors' fees and expenses...........................................         3,070               4,373             3,024
   Organization costs.....................................................         2,181                   0             2,181
   Other operating expenses...............................................         7,770              13,265             7,095
                                                                             -----------         -----------        ----------
         Total expenses...................................................       159,013             823,199           169,563
Amount waived (Note 2)....................................................        (2,964)                  0           (20,126)
Custodial earnings credits (Note 5).......................................        (5,413)            (16,598)           (6,819)
                                                                             -----------         -----------        ----------
   Net expenses...........................................................       150,636             806,601           142,618
                                                                             -----------         -----------        ----------
         Net investment income............................................     1,304,625           8,997,205         1,409,580
                                                                             -----------         -----------        ----------
Realized and Unrealized Gain (Loss) on Investments (Note 4)
Net realized gain:
   Proceeds from sales....................................................    69,954,084         232,280,219        28,271,872
   Cost of securities sold................................................    69,443,960         230,448,636        27,654,944
                                                                             -----------         -----------        ----------
         Net realized gain................................................       510,124           1,831,583           616,928
                                                                             -----------         -----------        ----------
Unrealized appreciation (depreciation) of investments:
   Beginning of period....................................................       (86,663)         (1,259,547)          683,971
   End of period (Note 4).................................................       225,834           5,779,352         4,086,969
                                                                             -----------         -----------        ----------
         Net unrealized appreciation for the period.......................       312,497           7,038,899         3,402,998
                                                                             -----------         -----------        ----------
         Net realized and unrealized gain on investments..................       822,621           8,870,482         4,019,926
                                                                             -----------         -----------        ----------
Net increase in assets resulting from operations..........................$    2,127,246          17,867,687         5,429,506
                                                                             ===========         ===========        ==========

-----------------------
See the accompanying notes to financial statements.

                                            STATEMENTS  OF CHANGES IN NET ASSETS
                        For the Six Months Ended  September  30, 1995,  and Year
                        Ended March 31, 1995
                                                        (Unaudited)

                                                              Benham                                                  Benham
                                                        Short-Term Treasury           Benham Treasury           Long-Term Treasury
                                                          and Agency Fund                Note Fund                and Agency Fund
                                                        ------------------          ------------------          ------------------
                                                    September 30,   March 31,   September 30,  March 31,    September 30,  March 31,
                                                         1995          1995         1995          1995          1995          1995
                                                       --------      --------     --------      --------      --------      --------
From investment activities:
  Net investment income.......................... $ 1,304,625     1,640,446     8,997,205    16,996,940     1,409,580     1,694,571
  Net realized gain (loss) on investments........     312,497      (489,491)    7,038,899    (9,511,397)    3,402,998    (2,211,504)
  Net change in unrealized appreciation of
    investments..................................     510,124       252,606     1,831,583     2,734,208       616,928     1,667,570
                                                  -----------   -----------   -----------  ------------   -----------   -----------
    Change in net assets derived from investment
     activities..................................   2,127,246     1,403,561    17,867,687    10,219,751     5,429,506     1,150,637
                                                  -----------   -----------   -----------  ------------   -----------   -----------
From distributions to shareholders:
  Net investment income..........................  (1,304,625)   (1,640,446)   (8,999,579)  (17,002,369)   (1,409,580)   (1,694,571)
                                                  -----------   -----------   -----------  ------------   -----------   -----------
    Total distributions to shareholders..........  (1,304,625)   (1,640,446)   (8,999,579)  (17,002,369)   (1,409,580)   (1,694,571)
                                                  -----------   -----------   -----------  ------------   -----------   -----------
From capital share transactions (Note 3):
  Proceeds from sales of shares..................  15,024,600    53,981,369    40,844,370   104,968,795    59,536,593    49,760,531
  Net asset value of dividends reinvested........   1,083,232     1,211,331     7,450,171    13,972,674     1,162,466     1,210,997
  Cost of shares redeemed........................ (37,375,507)  (23,794,262)  (53,101,097) (158,175,579)  (20,259,262)  (33,525,316)
                                                  -----------   -----------   -----------  ------------   -----------   -----------
    Change in net assets derived from
        capital share transactions............... (21,267,675)   31,398,438    (4,806,556)  (39,234,110)   40,439,797    17,446,212
                                                  -----------   -----------   -----------  ------------   -----------   -----------
    Net increase (decrease) in  net assets....... (20,445,054)   31,161,553     4,061,552   (46,016,728)   44,459,723    16,902,278

Net assets:
  Beginning of period............................  56,090,196    24,928,643   305,352,699   351,369,427    34,905,523    18,003,245
                                                  -----------   -----------   -----------  ------------   -----------   -----------
  End of period.................................. $35,645,142    56,090,196   309,414,251   305,352,699    79,365,246    34,905,523
                                                  ===========   ===========   ===========  ============   ===========   ===========

------------------------
See the accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 1995
(Unaudited)

(1)   SIGNIFICANT ACCOUNTING POLICIES

Benham Government Income Trust (BGIT) is registered under the Investment Company Act of 1940 as an open-end management investment company. Benham Short-Term Treasury and Agency Fund (Short-Term Fund), Benham Treasury Note Fund (Treasury Note Fund), and Benham Long-Term Treasury and Agency Fund (Long-Term Fund) (the Funds) are three of the six funds composing BGIT. Significant accounting policies followed by the Funds are summarized below.

Valuation of Investment Securities--Securities held by the Funds are valued at current market value as provided by an independent pricing service or broker quotations. Securities for which market quotations are not readily available are stated at fair value following procedures approved by the Board of Trustees. Securities transactions are recorded on the date the order to buy or sell is executed. Realized gains and losses on securities transactions are determined on the basis of identified cost.

Income Taxes--Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By doing so, the Funds will not be subject to federal income or California franchise taxes to the extent that they distribute net investment income and net realized capital gains. Accordingly, no provision has been made for federal or state taxes.

Due to the timing of dividend distributions and the differences in accounting for gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by each Fund. The differences between the income and capital gains distributed on a book versus tax basis are shown as excess distributions of income and realized capital gains in the accompanying Financial Highlights.

As of March 31, 1995, the Short-Term Fund, the Treasury Note Fund, and the Long-Term Fund had capital loss carryovers of $408,754, $7,230,117, and $2,563,482, respectively. If not fully offset against realized capital gains within eight years of the fiscal year-end the capital loss was realized, the capital loss carryover will expire. All capital loss carryovers will expire on March 31, 2003. A fund will not make capital gain distributions until all of its loss carryovers have been offset or have expired.

Share Valuation--Each Fund's net asset value per share is computed each business day by dividing the value of the Fund's total assets, less its liabilities, by the total number of shares outstanding at the beginning of each business day. The Funds' net asset values fluctuate daily in response to changes in the market value of their investments.

Dividends and Other Distributions--The Funds' dividends are declared daily, accrued throughout the month, and distributed on the last business day of the month. Net capital gains, if any, are declared and paid once a year. Dividends are paid in cash or reinvested as additional shares.

Investment Income, Premium, and Discount--Interest income and expenses are accrued daily. For notes and bonds, discounts are accrued to maturity on a straight-line basis (except zero-coupon securities, which are amortized using the effective interest rate method), and premiums are amortized using the effective interest rate method.

Other   Liabilities--As  of  September  30,  1995,  other  liabilities  for  the
Short-Term Fund on the accompanying Statements of Assets and Liabilities included a bank overdraft of $135,093.

(2)   INVESTMENT ADVISORY FEES AND OTHER
      TRANSACTIONS WITH AFFILIATES

Benham  Management  Corporation  (BMC) is a wholly owned subsidiary of Twentieth
Century Companies, Inc. (TCC). BMC's former parent company, Benham Management International, Inc., merged into TCC on June 1, 1995. Each Fund pays Benham Management Corporation (BMC) a monthly investment advisory fee based on its pro rata share of the dollar amount derived from applying BGIT's average daily net assets to the following annualized investment advisory fee rate schedule.

                      .50% of the first $100 million
                      .45% of the next $100 million
                      .40% of the next $100 million
                      .35% of the next $100 million
                      .30% of the next $100 million
                      .25% of the next $1 billion
                      .24% of the next $1 billion
                      .23% of the next $1 billion
                      .22% of the next $1 billion
                      .21% of the next $1 billion
                      .20% of the next $1 billion
                      .19% of net assets over $6.5 billion

BMC provides BGIT with all investment advice. Twentieth Century Services, Inc. pays all compensation of BGIT officers and trustees who are officers or directors of TCC or any of its subsidiaries. Promotion and distribution expenses are paid by BMC.

BGIT has an Administrative Services and Transfer Agency Agreement with Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of TCC. Under the agreement, BFS provides substantially all administrative and transfer agency services necessary to operate each Fund of BGIT. Fees for these services are based on transaction volume, number of accounts and average net assets of all funds in The Benham Group.

BGIT has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits each Fund's expenses (excluding extraordinary expenses such as brokerage commissions and taxes and including expense offset arrangements) to an annual rate of .65% (.66% prior to June 1,
1995) of average daily net assets. The agreement provides further that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is renewed annually in June.

The payables (receivables) to affiliates as of September 30, 1995, based on the above agreements were as follows:

                                     Benham                        Benham
                                   Short-Term       Benham       Long-Term
                                  Treasury and  Treasury Note  Treasury and
                                  Agency Fund        Fund        Agency Fund
                                  -------------  -------------  -------------

Investment Advisor...............    $ 4,488       71,090         (1,533)
Administrative Services..........      2,798       24,663          4,846)
Transfer Agent...................     10,881       36,021         18,781)
                                     -------      -------        -------
                                    $ 18,167      131,774         22,094)
                                     =======      =======        =======

As of September 30, 1995, the Funds had invested cash amounts in shares of Capital Preservation Fund, Inc. (CPF), a money market fund advised by BMC, as follows: $120,331 (Treasury Note Fund) and $3,119,327 (Long-Term Fund). The terms of such transactions were identical to those with nonrelated entities except that, to avoid duplicative investment advisory and administrative fees, the Funds did not pay BMC investment advisory fees or BFS administrative fees with respect to assets invested in shares of CPF.

BGIT has a distribution agreement with Benham Distributors, Inc. (BDI), which is responsible for promoting sales of and distributing the Funds' shares. BDI is wholly owned subsidiary of TCC.

(3)   SHARE TRANSACTIONS

Share transactions for the six months ended September 30, 1995, and the year ended March 31, 1995, were as follows:

                        Benham                  Benham                 Benham
                  Short-Term Treasury        Treasury Note       Long-Term Treasury
                    and Agency Fund              Fund              and Agency Fund
                      -----------            ------------            -----------
                  Sept. 30, Mar. 31,     Sept. 30, Mar. 31,      Sept. 30, Mar. 31,
                    1995      1995         1995      1995          1995      1995
                    -----     -----        -----    ------         -----     -----

Shares sold..... 1,525,980  5,562,659    3,995,570  10,553,490    6,133,551  5,597,129
Reinvestment
   of dividends.   110,078    124,794      728,151   1,404,605      119,839    136,146
                 ---------  ---------    ---------  ----------    ---------  ---------
                 1,636,058  5,687,453    4,723,721  11,958,095    6,253,390  5,733,275
Less shares
   redeemed.....(3,785,128)(2,449,358)  (5,196,052)(15,910,373)  (2,096,060)(3,796,301)
                 ---------  ---------    ---------  ----------    ---------  ---------
Net increase
    (decrease) in
    shares......(2,149,070) 3,238,095     (472,331) (3,952,278)   4,157,330  1,936,974
                 =========  =========      =======   =========    =========  =========


(4)   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term securities, for the six months ended September 30, 1995, were as follows:

                                        Benham                      Benham
                                      Short-Term       Benham     Long-Term
                                     Treasury and  Treasury Note Treasury and
                                      Agency Fund       Fund      Agency Fund
                                       --------       --------      -------

Purchases...........................  $58,780,753   226,892,546   66,886,603
                                       ==========    ==========    =========

Sales Proceeds......................  $69,954,084   232,280,219   28,271,872
                                       ==========    ==========    =========

At September 30, 1995, unrealized appreciation (depreciation) was as follows:

                                        Benham                      Benham
                                      Short-Term       Benham     Long-Term
                                     Treasury and  Treasury Note Treasury and
                                      Agency Fund       Fund      Agency Fund
                                       --------       --------      -------

Unrealized appreciation........... $     234,659)    6,354,448)    4,092,986)
Unrealized depreciation...........        (8,825)     (575,096)       (6,017)

                                      ----------    ----------     ---------
Net unrealized appreciation....... $     225,834)    5,779,352)    4,086,969)
                                      ==========    ==========     =========

The cost of securities for financial reporting and federal income tax purposes is the same.

(5)   EXPENSE OFFSET ARRANGEMENTS

Each Fund's Statement of Operations shows custodial earnings credits. This amount represents credits received on cash balances maintained by the Funds at the custodian bank. The Funds could have invested the excess cash balances in an income-producing asset if they had not agreed to a reduction in fees under the expense offset arrangement. Beginning with the six months ending September 30, 1995, the ratios of expenses to average daily net assets shown in the Financial Highlights are calculated without the credits received under the expense offset arrangement.

                                        BENHAM SHORT-TERM TREASURY AND AGENCY FUND
                                             SCHEDULE OF INVESTMENT SECURITIES
                                                    September 30, 1995
                                                        (Unaudited)
                                                                                         Yield to      Face
                                                                                         Maturity     Amount       Value    Percent
                                                                                           -----      ------       -----     ----
U.S. Treasury Notes
7.500% due 01/31/97................................................................         5.79% $ 5,000,000   5,107,805    14.57%
6.625% due 03/31/97................................................................         5.79    9,000,000   9,106,875    26.00
6.875% due 03/31/97................................................................         5.77    3,700,000   3,757,812    10.73
6.125% due 05/15/98................................................................         5.89    5,220,000   5,249,363    14.99
                                                                                                   ----------  ----------   ------
   Total U.S. Treasury Notes (cost $23,086,022).................................................   22,920,000  23,221,855    66.29
                                                                                                   ----------  ----------   ------

U.S. Government Agency Notes
4.730% due 12/23/96, Federal Home Loan Bank, Callable 12/23/95.....................         5.87    5,000,000   4,932,780    14.08
5.250% due 04/29/98, Federal Home Loan Bank, Callable 04/29/96.....................         6.10    5,000,000   4,899,865    13.99
5.000% due 07/27/98, Federal Home Loan Bank, Callable 01/27/96.....................         5.47    2,000,000   1,975,418     5.64
                                                                                                   ----------  ----------   ------
   Total U.S. Government Agency Notes (cost $11,718,062)........................................   12,000,000  11,808,063    33.71
                                                                                                   ----------  ----------   ------
   TOTAL INVESTMENT SECURITIES (cost $34,804,084*)..............................................  $34,920,000  35,029,918   100.00%
                                                                                                   ==========  ==========   ======

----------------------
* Cost for financial reporting and federal income tax purposes is the same.

  See the accompanying notes to financial statements

                                                 BENHAM TREASURY NOTE FUND
                                             SCHEDULE OF INVESTMENT SECURITIES
                                                    September 30, 1995
                                                        (Unaudited)
                                                                                         Yield to      Face
                                                                                         Maturity     Amount       Value    Percent
                                                                                           -----      ------       -----     ----
U.S. Treasury Notes
5.875% due 05/31/96................................................................        5.62% $ 26,200,000   26,240,898    8.62%
6.125% due 07/31/96................................................................        5.69    35,700,000   35,822,665   11.77
7.250% due 08/31/96................................................................        5.75    14,800,000   14,994,250    4.93
4.375% due 11/15/96................................................................        5.71    17,570,000   17,317,431    5.69
7.250% due 11/15/96................................................................        5.70    13,300,000   13,520,261    4.44
6.500% due 08/15/97................................................................        5.87    35,600,000   35,989,322   11.83
8.875% due 02/15/99................................................................        5.96    22,000,000   23,931,864    7.86
6.750% due 05/31/99................................................................        5.98    35,015,000   35,890,375   11.79
7.750% due 11/30/99................................................................        6.00    40,500,000   43,069,158   14.15
6.375% due 08/15/02................................................................        6.10    18,600,000   18,879,000    6.20
7.250% due 05/15/04................................................................        6.22    22,250,000   23,765,781    7.81
                                                                                                   -----------  ----------  ------
   Total U.S. Treasury Notes (cost $284,840,864)...............................................   281,535,000  289,421,005   95.09
                                                                                                   -----------  ----------  ------
U.S. Treasury Bond
12.00% due 8/15/13, Callable 8/15/08...............................................        6.49     7,150,000   10,552,943    3.47
                                                                                                  -----------   ----------  ------
   Total U.S. Treasury Zero-Coupon Bonds  (cost $3,987,000)....................................     7,150,000   10,552,943    3.47
                                                                                                  -----------   ----------  ------
U.S. Treasury Zero-Coupon Bonds
STRIPS due 02/15/18................................................................        6.92    20,000,000    4,366,400    1.44
                                                                                                  -----------   ----------  ------
   Total U.S. Treasury Zero-Coupon Bonds  (cost $3,987,000)....................................    20,000,000    4,366,400    1.44
                                                                                                  -----------   ----------  ------
   TOTAL INVESTMENT SECURITIES (cost $298,560,996*)............................................  $308,685,000  304,340,348  100.00%
                                                                                                  ===========   ==========  ======

------------------------
* Cost for financial reporting and federal income tax purposes is the same.
  See the accompanying notes to financial statements.

                                         BENHAM LONG-TERM TREASURY AND AGENCY FUND
                                             SCHEDULE OF INVESTMENT SECURITIES
                                                    September 30, 1995
                                                        (Unaudited)
                                                                                         Yield to      Face
                                                                                         Maturity     Amount       Value    Percent
                                                                                           -----      ------       -----     ----
U.S. Treasury Bonds
12.000% due 08/15/13, Callable 08/15/08............................................         6.49% $ 7,300,000  10,774,333    14.15%
11.250% due 02/15/15...............................................................         6.57    8,500,000  12,824,375    16.85
8.750% due 05/15/17................................................................         6.64    6,000,000   7,443,750     9.78
8.875% due 02/15/19................................................................         6.65    5,500,000   6,942,023     9.12
8.125% due 08/15/19................................................................         6.66    9,300,000  10,918,767    14.34
8.750% due 08/15/20................................................................         6.66   15,800,000  19,789,500    26.00
7.125% due 02/15/23................................................................         6.64    7,000,000   7,426,552     9.76
                                                                                                  -----------  ----------   ------
   TOTAL INVESTMENT SECURITIES (cost $72,032,331*)..............................................  $59,400,000  76,119,300   100.00%
                                                                                                  ===========  ==========   ======

--------------------------
* Cost for financial reporting and federal income tax purposes is the same.
  See the accompanying notes to financial statements.

PROXY VOTING RESULTS

A special shareholder meeting was held on May 31, 1995, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

Proposal I.--To consider and vote on approval or disapproval on new Investment Advisory Agreements with the Trust on behalf of Benham Short-Term Treasury and Agency Fund, Benham Treasury Note Fund, and Benham Long-Term Treasury and Agency Fund with BMC to take effect upon the closing of the proposed merger of BMC's parent company, Benham Management International, Inc., into TCC.

Proposals II, III, and IV are not applicable to shareholders of the Trust.

Proposal V.--To elect the Board of Trustees of the Trust.

Proposal VI.--To ratify the Board of Trustees' selection of KPMG Peat Marwick LLP as independent auditors for the Trust's current fiscal year end.

Proposal VII.--To amend the Trust's Declaration of Trust to provide dollar-based voting rights for shareholders of the Funds.

A summary of voting results is as follows:

                                   Benham                                              Benham
                                 Short-Term                  Benham                   Long-Term
                                Treasury and                Treasury                Treasury and
                                 Agency Fund                Note Fund                Agency Fund
-----------------------------------------------------------------------------------------------------
Proposal I.                For          2,985,693    For         18,110,212     For         2,088,190
                           Against        238,268    Against        789,327     Against        72,707
                           Abstained      141,245    Abstained      790,716     Abstained      57,917

-----------------------------------------------------------------------------------------------------
Proposal V.

James M. Benham            For          3,083,110    For         18,595,442     For         2,111,495
                           Withheld*      282,098    Withheld*    1,094,814     Withheld*     107,320

Ronald J. Gilson           For          3,080,410    For         18,570,525     For         2,111,169
                           Withheld*      284,798    Withheld*    1,119,731     Withheld*     107,646

Myron S. Scholes           For          3,083,572    For         18,593,640     For         2,110,882
                           Withheld*      281,636    Withheld*    1,096,616     Withheld*     107,933

Kenneth E. Scott           For          3,082,868    For         18,583,954     For         2,111,208
                           Withheld*      282,340    Withheld*    1,106,302     Withheld*     107,607

Ezra Solomon               For          3,081,971    For         18,563,842     For         2,110,531
                           Withheld*      283,237    Withheld*    1,126,414     Withheld*     108,284


                                   Benham                                              Benham
                                 Short-Term                  Benham                   Long-Term
                                Treasury and                Treasury                Treasury and
                                 Agency Fund                Note Fund                Agency Fund
-----------------------------------------------------------------------------------------------------
Isaac Stein                For          3,083,103    For         18,591,808     For         2,107,869
                           Withheld*      282,105    Withheld*    1,098,448     Withheld*     110,946

James E. Stowers, III      For          3,080,396    For         18,547,539     For         2,111,495
                           Withheld*      284,812    Withheld*    1,142,717     Withheld*     107,320

Jeanne D. Wohlers          For          3,079,578    For         18,594,240     For         2,110,398
                           Withheld*      285,630    Withheld*    1,096,016     Withheld*     108,417

*Shares Withholding Authority to Vote
-----------------------------------------------------------------------------------------------------
Proposal VI.               For          3,133,596    For         18,646,564     For         2,109,174
                           Against        107,314    Against        293,064     Against        41,592
                           Abstained      124,297    Abstained      750,628     Abstained      68,048

-----------------------------------------------------------------------------------------------------
Proposal VII.              For          3,030,363    For         18,110,779     For         2,085,600
                           Against        158,769    Against        666,066     Against        72,503
                           Abstained      176,074    Abstained      913,411     Abstained      60,710


Trustees

James M. Benham

Ronald J. Gilson

Myron S. Scholes

Kenneth E. Scott

Ezra Solomon

Isaac Stein

James E. Stowers, III

Jeanne D. Wohlers


Officers

James M. Benham
Chairman of the Board

John T. Kataoka
President and Chief Executive Officer

Bruce R. Fitzpatrick
Vice President

Maryanne Roepke
Treasurer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller



[company logo] The Benham Group
Part of the Twentieth Century Family of Mutual Funds

     1665 Charleston Road
     Mountain View, CA 94043

     1-800-321-8321

     Not authorized for distribution unless preceded or accompanied by a current fund prospectus.

     Benham Distributors, Inc.             11/95 Q066